UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 31, 2005


                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-11625                  94-3240473
          --------                     ---------                  ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

              100 Pine Street, Suite 2450
               San Francisco, California                           94111
       ----------------------------------------                    -----
       (Address of principal executive offices)                  (Zip Code)

  Registrant's telephone number, including area code:         (415) 288-9575
                                                              --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events.

     On March 31, 2005, Capital Alliance Income Trust, Ltd. announced its twelve
(12) and three (3) months net income for 2004. Capital Alliance also noted that its mortgage banking unit, Capital Alliance Funding Corporation, is being reported as an asset held for sale.


(c) Exhibits:

    99.1       Press Release dated March 31, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAPITAL ALLIANCE INCOME TRUST LTD.
                                      A Real Estate Investment Trust
                                      (Registrant)

Date:  March 31, 2005             By: /s/ Richard J. Wrensen
                                      --------------------------
                                      Richard J. Wrensen
                                      Executive Vice President and
                                      Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     --------------

   99.1         Press Release dated March 31, 2005